UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2024, Community Bank System, Inc. (the “Company”) changed its corporate name to Community Financial System, Inc., pursuant to an Amended and Restated Certificate of Incorporation filed with the Delaware Secretary of State on May 15, 2024 (the “Name Change”). The Name Change does not affect the rights of the Company’s shareholders and pursuant to Delaware law, a shareholder vote was not necessary to effectuate the Name Change. The Company’s ticker symbol will not change and its common stock will start trading on the New York Stock Exchange as Community Financial System, Inc. on May 24, 2024.

With respect to the amendments to the Certificate of Incorporation, the Amended and Restated Certificate of Incorporation changed the Company’s corporate name from Community Bank System, Inc. to Community Financial System, Inc. and updated the address for the Company’s registered agent in Delaware.

In addition, the Board of Directors of the Company (the “Board”) amended and restated the Company’s Amended and Restated Bylaws, effective as of the filing of the Amended and Restated Certificate of Incorporation, to reflect the Name Change and make certain other updates. Among other changes, the Amended and Restated Bylaws (i) updated the procedures and information requirements relative to the nomination of persons for election to the Board by the Company’s shareholders, including to address matters relating to the universal proxy rules set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended, (ii) modified the provision regarding the availability of the Company’s shareholder list to reflect updates to the General Corporation Law of the State of Delaware (“DGCL”), and (iii) added an emergency bylaw provision to provide for altered procedures in the event of certain emergencies, in accordance with recent updates to the DGCL.

The foregoing descriptions are only a summary of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws and are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and incorporated by reference herein.

Item 8.01	Other Events

On May 15, 2024, the Company issued a press release announcing the Name Change. The press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)          Not applicable.

(b)          Not applicable.

(c)          Not applicable.

(d)          Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation, filed with the Delaware Secretary of State on May 15, 2024
3.2	Amended and Restate Bylaws of Community Financial System, Inc., as of May 15, 2024
99.1	Press Release, dated May 15, 2024
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Financial System, Inc.

By:	/s/ Michael N. Abdo
Name:	Michael N. Abdo
Title:	Executive Vice President and General Counsel

Dated: May 16, 2024

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation, filed with the Delaware Secretary of State on May 15, 2024

3.2	Amended and Restated Bylaws of Community Financial System, Inc., as of May 15, 2024

99.1	Press Release, dated May 15, 2024

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)